1 The Best Things Come OUT OF THE BLUE Second Quarter 2006 Earnings Overview Exhibit 99.2

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Forward Looking Statements
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,”
“estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” and similar expressions, as they relate to BancGroup
(including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in these reports are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. In addition to factors mentioned elsewhere in this report or previously disclosed in BancGroup’s SEC reports
(accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2006 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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Record Earnings in 2Q06
• EPS of $0.43, up 5% over $0.41 reported in 2Q05
• EPS was in line with consensus
• Net Income of $67 million, up 7% over 2Q05
Strong increase in Net Interest Income of 10%
Strong Linked Quarter Increase in Core Noninterest Income of 8%
Strong Period End Loan Growth
1
of 10.5% annualized from the end of 2005
Excellent Credit Quality
• Nonperforming Assets Ratio hit a new record low of 0.18%
• Excellent annualized net charge off ratio of 0.04% for 2Q06 and 0.15% YTD
Outstanding Average Deposit Growth
2
of 14% over 2Q05 and 13% annualized
over 4Q05
Overview
1 Excluding Mortgage Warehouse Lending
2
Excluding acquisitions, sale of branches and brokered deposits

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FL
58%
Corp
9%
GA
6%
AL
17%
TX
6%
NV
4%
NV
14
TX
13
FL
162
GA
18
AL
92
FL
60%
AL
23%
TX
4%
GA
5%
NV
5%
Corp
3%
70%
1
of Colonial’s Deposits are in three of the four fastest growing states in the
U.S* - Florida, Georgia and Nevada
Branches, Assets and Deposits by State at 6/30/06 are as follows:
In the Right Places
299 Branches $23 Billion in Assets $17 Billion in Deposits
1 At 6/30/06
*Population change from 2000-2005
Source: US Census Bureau

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Superior Projected Population Growth
2005 - 2010 Population Growth
Colonial BancGroup, Inc. 10.95%
Compass Bancshares, Inc. 9.97
Wachovia Corporation 8.85
SunTrust Banks, Inc. 8.72
South Financial Group, Inc. 8.68
Synovus Financial Corp. 7.17
Bank of America Corporation 6.95
BB&T Corporation 6.80
AmSouth Bancorporation 6.46
Regions Financial Corporation 5.86
First Horizon National Corporation 5.27
Fifth Third Bancorp 4.51
Trustmark Corporation 4.15
Whitney Holding Corporation 3.80
BancorpSouth, Inc. 3.46
Median 6.80%
Low 3.46
High 10.95
National Average 6.26
Source: SNL Financial.
Deposit data as of 6/30/05.
Population growth deposit weighted by county.

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Florida, now the 4
th
most populous state in the U.S. with 17 million, is projected to pass New York in total population by 2011*
6
th
largest commercial bank in Florida – 5
th
largest after AmSouth/Regions
merger
Florida at 6/30/06:
• 60% of Deposits in Florida – Total Deposits of $9.9 Billion
• 58% of Assets in Florida – Total Assets of $13.3 Billion
• 54% of Branches in Florida – Total Branches – 162
Strong loan and deposit growth
• Loans
1
grew 15% over June 30, 2005 and 13% annualized from 12/31/05
• Average deposit growth, excluding acquisitions, was 15% for 2Q06 v. 2Q05 and
11% annualized over 4Q05
Aggressive De Novo Branching Strategy
• Plan to open 7 branches in 2006 and 20 in 2007
• 7-10 additional branch locations secured for 2008
Florida Franchise
1 Excluding Mortgage Warehouse Lending
*Source: SNL Financial

CNB LISTED NYSE

UNITED STATES
GEORGIA
FLORIDA
Atlantic Ocean
Gulf of Mexico
THE BAHAMAS
Pensacola
Fort Walton Beach
Panama City
Callaway
Port St. Joe
Apalachicola
Tallahassee
Bristol
Monticello
Madison
Jasper
Perry
Mayo
Cross City
Gainesville
Jacksonville
St. Augustine
Palm Coast
Palatka
Starke
Ormond Beach
Daytona Beach
Ocala
Leesburg
Deltona
Titusville
Orlando
Kissimmee
Merritt Island
Palm Bay
Palm Harbor
Clearwater
Petersburg
Lakeland
Bartow
Sebring
Sarasota
Arcadia
Fort Pierce
Okeechobee
West Palm Beach
Boynton Beach
Boca Raton
Coral Springs
Fort Lauderdale
Pembroke Pines
Hollywood
Hialeah
Miami
Kendall
Immokalee
The Everglades
Florida Keys
Freeport City
Woodbine
Camden
Folkston
Charlton
Grady
Cairo
Brooks
Echols
Clinch

Florida Franchise and Current Population
7 Planned Branches through 12/31/06 Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $400 Million
Deposits = $56 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.5 Billion
Deposits = $3.1 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.9 Billion
Deposits = $1.0 Billion
SOUTH FLORIDA
Assets = $3.5 Billion
Deposits = $3.0 Billion
46 Branches
FLORIDA WEST COAST
Assets = $3.0 Billion
Deposits = $2.8 Billion
54 Branches
Planned Branches beyond 12/31/06

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$0.85
$1.06
$1.26
$1.16
$1.31
$1.52
$0.75
$0.41
$0.43
2001 2002 2003 2004 2005 YTD
6/30/05
YTD
6/30/06
2Q05 2Q06
$0.75
$1.55
$1.33
$1.20
$1.16
$1.06
$0.85
$0.38
$0.43
2001 2002 2003 2004 2005 YTD
6/30/05
YTD
6/30/06
2Q05 2Q06
(diluted)
Originally Reported*
As Restated
* As if restatement had not occurred
Earnings Per Share
11%
3%
9%
17%
19%
(8)%
13%
16%
5%
13%
13%
13%
3 Year CAGR = 9%
2003 - 2005

9 The Best Things Come OUT OF THE BLUE $422 $455 $495 $567 $174 $192 2001 2002 2003 2004 2005 2Q05 2Q06 $709 Net Interest Income ($ in millions) 8% 9% 15% 10% 25% 3 Year CAGR = 13% 2003 - 2005 68%

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$13,988
$10,862
$9,419
$8,734
$8,433
$13,489
$15,714
2001 2002 2003 2004 2005 2Q05 2Q06
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
14%¹
($ in millions)
16.5%
16%¹
29%
3 Year CAGR = 14%
2003 - 2005
86%

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3.36%
3.41%
3.45%
3.49%
3.53%
3.58%
3.64%
3.72%
3.78%
3.85%
3.86%
3.81%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06
Net Interest Margin

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Net Interest Income and Margin
($ in millions)
Tax
Equivalent
NII NIM
1Q06 188.5 $        3.86%
Increase Due to Asset Sensitivity 2.1              0.04%
Earning Asset Growth Spread 4.1              -0.01%
Deposit Pricing Competition & Mix Change (3.1)             -0.06%
Treasury Transactions:
Security Transactions - 1Q06 0.7              0.01%
$200mm FHLB Advance at 1.84% Matured (1.3)             -0.03%
Increase in Days 1.4              -
2Q06 192.4 $        3.81%
Annualized Increase 8%

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Noninterest Income
($ in millions)
2Q06 1Q06 $ Change % Change
Service charges 15.3 $      14.2 $      1.1 $        8%
Financial planning services 3.7           3.1           0.6           19%
Electronic banking 4.3           4.1           0.2           5%
Mortgage banking 3.8           2.9           0.9           31%
Mortgage warehouse fees 6.0           6.3           (0.3)          -5%
Bank-owned life insurance 4.0           4.0           -             -
Other Retail Banking Fees 3.7           3.6           0.1           3%
Other income 4.1           2.2           1.9           86%
        Subtotal 44.9         40.4         4.5           11%
Goldleaf income (sold 1Q06) -             1.2           (1.2)          -100%
        Core Noninterest Income 44.9         41.6         3.3           8%
Securities and derivatives gains (losses), net -             4.2           (4.2)          -100%
Gain on sale of Goldleaf -             2.8           (2.8)          -100%
        Total Noninterest Income 44.9 $      48.6 $      (3.7) $       -8%
Annualized Noninterest Income to Average Assets (1) 0.82% 0.78%
Noninterest Income to Total Revenue (1) 18.9% 18.1%
(1)   Core noninterest income was used in the calculation

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Noninterest Expense
($ in millions)
2Q06 1Q06 $ Change % Change
Salaries and employee benefits 70.9 $       68.8 $      2.1 $        3%
Occupancy expense of bank premises, net 16.4          15.5         0.9           6%
Furniture and equipment expense 11.9          11.4         0.5           4%
Professional services 4.9            4.4           0.5           11%
Amortization of intangibles 3.1            3.1           -             -
Advertising 3.1            2.9           0.2           7%
Communications 2.5            2.6           (0.1)          -4%
Electronic Banking Expense 1.4            1.3           0.1           8%
Operating Supplies 1.3            1.4           (0.1)          -7%
Other expense 15.7          14.5         1.2           8%
        Total Noninterest Expense 131.2 $     125.9 $    5.3 $        4%
Efficiency Ratio (1) 55.31% 54.73%
Annualized Noninterest Expense to Average Assets 2.39% 2.34%
(1)   Core noninterest income was used in calculation, see components on Noninterest Income slide

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Excellent Credit Quality
Nonperforming Assets ratio hit a new record low of 0.18% at 6/30/06
Annualized Net Charge-Off Ratio was 0.04% for the quarter and was
0.15% YTD
Provision exceeded net charge-offs in 2Q06 by $3.5 million
Past dues > 30 days were 0.41% of net loans, down from 0.53% at
3/31/06
Allowance for loan losses was 1.14%, or 649% of nonperforming assets

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0.65%
0.78%
0.64%
0.54%
0.55%
0.60%
0.71%
0.84%
0.85%
0.29%
0.21%
0.78%
1.17%
1.25%
0.18%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
'92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 6/30/06
All FDIC Insured Commercial Banks
Colonial BancGroup
(as originally reported)
NPAs Consistently Below Industry

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0.47%
0.51%
0.09%
0.19%
0.15%
0.14%
0.33%
0.13%
0.18%
0.04%
0.23%
0.23%
0.21%
0.21%
0.28%
0.29%
0.31%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
'91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 YTD
6/30/06
2Q06
All FDIC Insured Commercial Banks
Southern Regionals*
Colonial BancGroup
Net Charge-Offs/Average Loans
*Source: Sandler O’Neill & Partners
1 Annualized
1
1

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Second Quarter Summary
Record EPS of $0.43
No Unusual Transactions
Net interest income increased 10% over prior year 2Q
Fee based services increased 8% linked quarter
Excellent credit quality
Strong loan growth and good deposit growth

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Outlook for 2006
High single digit to low double digit loan growth and low double digit deposit growth are expected for the full year 2006
Expect full year net interest margin to be in line with or slightly above full year 2005 margin of 3.75%
Excellent credit quality is expected to continue
Diluted earnings per share are expected to be in line with street mean estimate of $1.72
There are a number of uncertainties that would impact the expectations noted above, including the overall strength of the economy and changes in market rates.

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$.68
$.61
$.58
$.56
$.52
$.48
$.44
$.38
$.34
$.30
$.27
$.22
$.15
$.16
$.17
$.18
$.20
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06
16 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
*
11%